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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported)  September 12, 2001
                                   ------------------

                                     1-13859
                                     -------
                             Commission File Number

                         AMERICAN GREETINGS CORPORATION
                         ------------------------------
               (Exact name of registrant as specified in Charter)

            Ohio                                      34-0065325
            ----                                      ----------
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                        Identification No.)



One American Road, Cleveland, Ohio                         44144
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(Address of principal executive Offices)                 (Zip Code)


                                 (216) 252-7300
                                 --------------
                    Registrant's telephone number, including
                                    area code

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On September 12, 2001, Brewers Acquisition, Inc. ("Purchaser"), a wholly-owned subsidiary of AmericanGreetings.com, Inc. ("AmericanGreetings.com"), acquired the BlueMountain.com division ("BlueMountain.com") of At Home Corporation ("Excite@Home"). AmericanGreetings.com is a subsidiary of American Greetings Corporation (the "Corporation").

The transaction was structured as a merger of a subsidiary of Excite@Home, EGCB, Inc. ("EGCB"), into the Purchaser, pursuant to which the Purchaser acquired substantially all of the assets and assumed certain liabilities associated with BlueMountain.com in consideration for a purchase price of $35 million in cash, subject to post-closing adjustments. The Corporation funded the transaction from available cash at the date of acquisition.



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BlueMountain.com is an electronic greeting card publisher that offers free animated and musical greeting cards that consumers can email to users of the Internet. The BlueMountain.com website, www.bluemountain.com, offers thousands of cards in nine languages as well as a variety of e-commerce gift offerings, such as flowers, chocolates and gift baskets.

AmericanGreetings.com presently intends to operate BlueMountain.com as a subsidiary under the name EGCB. However, AmericanGreetings.com will conduct a further review of BlueMountain.com and its assets, corporate structure, capitalization, operations, properties, policies, management and personnel. After such review, AmericanGreetings.com will determine what changes, if any, would be desirable in light of the circumstances that then exist.

ITEM     7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a).     Financial Statements of Business Acquired.

         The financial statements of EGCB, Inc. for the periods specified in Rule 3-05 (b) of Regulation S-X will be filed by amendment to this Current Report on Form 8-K not later than sixty days after the date on which this Current Report on Form 8-K is required to be filed.

(b).     Pro Forma Financial Information.

         The Pro Forma financial statements of American Greetings Corporation required pursuant to Article 11 of Regulation S-X will be filed by amendment to this Current Report on Form 8-K not later than sixty days after the date on which this Current Report on Form 8-K is required to be filed.

(c).     Exhibits.

2.1 Agreement and Plan of Merger, dated as of September 12, 2001, by and among AmericanGreetings.com, Inc., Brewers Acquisition, Inc., EGCB, Inc. and At Home Corporation (incorporated herein by reference to Exhibit 2.01 of At Home Corporation's Form 8-K received by the Commission on September 18, 2001, File Number 000-22697).




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AMERICAN GREETINGS CORPORATION

                                          By:   /s/ Jon Groetzinger, Jr.
                                                ------------------------
                                                Jon Groetzinger, Jr.
                                                Senior Vice President
                                                General Counsel & Secretary

September 27, 2001




                                  EXHIBIT INDEX

Exhibit No.
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2.1         Agreement and Plan of Merger, dated as of September 12, 2001, by and among AmericanGreetings.com, Inc., Brewers Acquisition, Inc., EGCB, Inc. and At Home Corporation (incorporated herein by reference to Exhibit 2.01 of At Home Corporation's Form 8-K received by the Commission on September 18, 2001, File Number 000-22697).